UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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INSIGHT ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY – SUBJECT TO COMPLETION

DATED FEBRUARY 6, 2023

INSIGHT ACQUISITION CORP.

333 East 91st Street

New York, NY 10128

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF INSIGHT ACQUISITION CORP.

To Be Held on [●], 2023

To the Stockholders of Insight Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of Insight Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “INAQ” or the “Company”), will be held exclusively via a live webcast at [●], on [●], 2023 at [●] Eastern Time. You are cordially invited to attend the Special Meeting for the purpose of voting on: (i) a proposal to amend (the “First Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”) as set forth in paragraphs five, seven and ten of Annex A to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months, from March 7, 2023 to June 7, 2023 (the “Extended Termination Date”) and thereafter, at the discretion of the board of directors of the Company (the “Board”) and without a vote of the stockholders, up to six (6) times for an additional one month each time, for a total of up to six additional months to December 7, 2023 (each, an “Additional Extended Termination Date”) (the “First Charter Amendment Proposal”), (ii) a proposal to amend (the “Second Charter Amendment”) the Charter as set forth in paragraphs six, eight, nine and ten of Annex A to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Second Charter Amendment Proposal”), (iii) a proposal to amend (the “Third Charter Amendment” and together with the First Charter Amendment and the Second Charter Amendment, the “Charter Amendments”) the Charter as set forth in paragraph four of Annex A to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock”) to convert such shares into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Third Charter Amendment Proposal” and together with the First Charter Amendment Proposal and the Second Charter Amendment Proposal, the “Charter Amendment Proposals”) and (iv) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposals.

Each of the Charter Amendment Proposals and the Adjournment Proposal is more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal is to allow the Company more time and flexibility to complete our initial business combination (the “Business Combination”). While we have recently entered into a non-binding letter of intent for a proposed business combination with Avila Energy Corporation, our Board currently believes that there will not be sufficient time before March 7, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension.

Only holders of record of our common stock at the close of business on February 10, 2023 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

Approval of the First Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. The Board has already unanimously approved the First Charter Amendment. Approval of the Second Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. The Board has already unanimously approved the Second Charter Amendment. Approval of the Third Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least a majority of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. The Board has already unanimously approved the Third Charter Amendment. Approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. The approval of the Extension is essential to the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the First Charter Amendment Proposal is not approved at the Special Meeting or any adjournment or postponement thereof and we do not consummate a business combination by March 7, 2023, in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of our Class A Common Stock outstanding as of today (“public shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

Holders of our Class A Common Stock as of the date of this proxy (the “Public Stockholders”) may elect to redeem (an “Election”) their shares for their pro rata portion of the funds available in the trust account (including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses)) in connection with the First Charter Amendment Proposal and the Second Charter Amendment Proposal without regard as to whether or how such Public Stockholders vote with respect to any Charter Amendments (the “Optional Redemption”). However, such redeeming holders will only receive cash in the Optional Redemption if the First Charter Amendment Proposal is approved and implemented and either (i) the Second Charter Amendment Proposal is approved and implemented or (ii) the Second Charter Amendment Proposal is not approved or implemented and the Redemption Limitation has not been exceeded.

In the event that the Second Charter Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or Insight Acquisition Sponsor LLC (the “Sponsor”) may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals.

If the Second Charter Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the First Charter Amendment or the Second Charter Amendment and we will not redeem any public shares in the Optional Redemption. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Current Termination Date. The Company believes that such redemption right enables the Company’s Public Stockholders to determine not to sustain their investments for an additional period if the Company does not complete the Business Combination in the timeframe initially contemplated by the Charter. If the Charter Amendments are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Business Combination is submitted to stockholders.

Under the terms of the Charter, the Public Stockholders do not have the right to an Election in connection with the Third Charter Amendment Proposal. In the event that neither the First Charter Amendment Proposal nor the Second Charter Amendment Proposal are passed, but the Third Charter Amendment Proposal is passed, the Company may implement the Third Charter Amendment and the Public Stockholders that submitted an Election would not be redeemed for cash.

If the First Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date or the applicable Additional Extended Termination Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.21 at the time of the Special Meeting. The closing price of the Company’s common stock on February 3, 2023 was $10.14. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving $0.07 more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares

The Company reserves the right at any time to cancel the Special Meeting and not to submit to stockholders or implement the Charter Amendments.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions regarding the accompanying proxy statement, you may contact Morrow Sodali LLC (“Morrow Sodali”), INAQ’s proxy solicitor, toll-free at (800) 662-5200 or collect at (203) 658-9400 or email at INAQ@info.morrowsodali.com.

By Order of the Board of Directors, Sincerely,

Michael Singer
Executive Chairman

i

INSIGHT ACQUISITION CORP.

333 East 91st Street

New York, NY 10128

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2023

PROXY STATEMENT

The special meeting (the “Special Meeting”) of stockholders of Insight Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “INAQ” or the “Company”), will be held exclusively via a live webcast at [●], on [●], 2023 at [●] Eastern Time to consider and vote upon the following proposals:

•

a proposal to amend (the “First Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”) as set forth in paragraphs five, seven and ten of Annex A to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months, from March 7, 2023 to June 7, 2023 (the “Extended Termination Date”) and thereafter, at the discretion of the board of directors of the Company (the “Board”) and without a vote of the stockholders, up to six (6) times for an additional one month each time, for a total of up to six additional months to December 7, 2023 (each, an “Additional Extended Termination Date”) (the “First Charter Amendment Proposal”).

•

a proposal to amend (the “Second Charter Amendment”) the Charter as set forth in paragraphs six, eight, nine and ten of Annex A to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Second Charter Amendment Proposal”).

•

a proposal to amend (the “Third Charter Amendment” and together with the First Charter Amendment and the Second Charter Amendment, the “Charter Amendments”) the Charter as set forth in paragraph four of Annex A to provide for the right of a holder of shares of Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock”) to convert such shares into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”, or “public shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Third Charter Amendment Proposal” and together with the First Charter Amendment Proposal and the Second Charter Amendment Proposal, the “Charter Amendment Proposals”)

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposals.

The First Charter Amendment Proposal is essential to the overall implementation of the plan of the Board to extend the date that the Company has to complete a business combination. The purpose of the Charter Amendments and, if necessary, the Adjournment Proposal, is to allow the Company more time and flexibility to complete its proposed business combination (the “Business Combination”) pursuant to the Letter of Intent, dated as of January 26, 2023 (as may be amended from time to time, the “Letter of Intent”), by and among INAQ and Avila Energy Corporation, a corporation organized under the laws of Alberta, Canada (“Avila Energy”).

Approval of the First Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. The Board has already unanimously approved the First Charter Amendment. Approval of the Second Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. The Board has already unanimously approved the Second Charter Amendment. Approval of the Third Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least a majority of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. The Board has already unanimously approved the Third Charter Amendment. Approval of the Adjournment Proposal requires the requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class.

Holders of our Class A Common Stock as of the date of this proxy (the “Public Stockholders”) may elect to redeem (an “Election”) their shares for their pro rata portion of the funds available in the trust account (including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses)) in connection with the First Charter Amendment Proposal and the Second Charter Amendment Proposal without regard as to whether or how such Public Stockholders vote with respect to any Charter Amendments (the “Optional Redemption”). However, you will only receive cash in the Optional Redemption if the First Charter Amendment Proposal is approved and implemented and either (i) the Second Charter Amendment Proposal is approved and implemented or (ii) the Second Charter Amendment Proposal is not approved or implemented and the Redemption Limitation has not been exceeded.

In the event that the Second Charter Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or Insight Acquisition Sponsor LLC (the “Sponsor”) may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals.

If the Second Charter Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the First Charter Amendment or the Second Charter Amendment and we will not redeem any public shares in the Optional Redemption. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Current Termination Date. The Company believes that such redemption right enables the Company’s Public Stockholders to determine not to sustain their investments for an additional period if the Company does not complete the Business Combination in the timeframe initially contemplated by its charter. If the Charter Amendments are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Business Combination is submitted to stockholders.

Under the terms of our Charter, the Public Stockholders do not have the right to an Election in connection with the Third Charter Amendment Proposal. In the event that neither First Charter Amendment Proposal nor the Second Charter Amendment Proposal are passed, but the Third Charter Amendment Proposal is passed, the

Company may implement the Third Charter Amendment and the Public Stockholders that submitted an Election would not be redeemed for cash.

If the First Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date or the applicable Additional Extended Termination Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $245,071,044.42 that was in the trust account as of January 30, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the First Charter Amendment Proposal is not approved and we do not consummate a business combination by March 7, 2023, we will terminate the Letter of Intent and, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

In connection with the IPO, the holders of all shares our Class B Common Stock (the “Class B Holders”) (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of any shares of Class B Common Stock held by them and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A Common Stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. In the event the Third Charter Amendment is implemented, upon conversion of any shares of Class B Common Stock to Class A Common Stock, such Class A Common Stock converted from the Class B Common Stock shall not be entitled to receive funds from the trust account through redemptions or otherwise. Additionally, the as-converted Class A Stock Common Stock will be subject to all of the restrictions applicable to the pre-conversion Class B Common Stock, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) one year after the completion of a Business Combination, subject to certain exceptions or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

In the event of the liquidation of the trust account upon the failure of the Company to consummate its initial Business Combination within the time period set forth in the Charter, our Sponsor has agreed to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company or (ii) any prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement; provided, however, that such indemnification of the Company by the Sponsor (x) shall apply only to the extent necessary to ensure that such claims by a third party or a prospective target do not reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per Offering Share is then held in the trust account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a prospective target which executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of its underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers, directors or members of our Sponsor will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our Public Stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the prescribed time frame may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the Special Meeting is February 10, 2023. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 30,000,000 outstanding shares of the Company’s common stock including 24,000,000 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [●], 2023 and is first being mailed to stockholders on or about [●], 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:

•	we have no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective;

•	our ability to select an appropriate target business or businesses;

•	our ability to complete a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses;

•	our expectations around the performance of a prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial Business Combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial Business Combination;

•	our potential ability to obtain additional financing to complete our initial Business Combination;

•	our pool of prospective target businesses;

•	our ability to consummate an initial Business Combination due to the uncertainty resulting from the recent COVID-19 pandemic;

•	the ability of our officers and directors to generate a number of potential Business Combination opportunities;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•	the trust account not being subject to claims of third parties;

•	our financial performance following our initial public offering (“IPO”); and

•	the other risk and uncertainties discussed in “Item 1A. Risk Factors,” in our Annual Report on Form 10-K and in our other Securities and Exchange Commission (“SEC”) filings.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the Charter Amendment Proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:

The Company is a blank check company incorporated on April 20, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On September 7, 2021, the Company consummated its IPO, which, when combined with the exercise of the overallotment option by the underwriters and subsequent related private placements, generated net proceeds of $241,200,000. Such net proceeds were deposited into the trust account established for the benefit of the Public Stockholders. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, March 7, 2023). The Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date and, if applicable, the Additional Extended Termination Date, in order to allow the Company more time to complete the Business Combination and is submitting the Charter Amendment Proposals (and, if necessary, the Adjournment Proposal) to the stockholders to vote upon.

Q:	What is being voted on?

A:

You are being asked to vote on: (i) a proposal to amend the Charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date or the applicable Additional Extended Termination Date, (ii) a proposal to amend the Charter to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation, (iii) a proposal to amend the Charter provide for the right of holders of Class B Common Stock to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a business combination at the election of the holder and (iv) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals. Approval of the First Charter Amendment is a condition to the implementation of the Extension.

If the Second Charter Amendment Proposal is not approved or implemented and the Redemption Limitation is exceeded (after taking into account the Election), either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the First Charter Amendment or the Second Charter Amendment and we will not redeem any public shares in the Optional Redemption. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Current Termination Date.

If the applicable Charter Amendment Proposals are approved such that the Extension is implemented, the removal from the trust account of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if some or all of Charter Amendment Proposals are approved; and the amount remaining in the trust account may be significantly reduced from the approximately $245,071,044.42 that was in the trust account as of January 30, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Furthermore, if the applicable Charter Amendment Proposals are approved such that the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date or the applicable Additional Extended Termination Date.

If the First Charter Amendment Proposal is not approved and we have not consummated a business combination by March 7, 2023, or if the First Charter Amendment Proposal is approved and we have not completed a business combination by the Extended Termination Date or the applicable Additional Extended Termination Date, we will terminate the Business Combination Agreement and, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Class B Holders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their Class B Common Stock and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A Common Stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. Additionally, in the event the Third Charter Amendment is implemented, upon conversion of any shares of Class B Common Stock to Class A Common Stock, such as-converted Class A Common Stock shall not be entitled to receive funds from the trust account through redemptions or otherwise. The as-converted Class A Stock Common Stock will also be subject to all of the restrictions applicable to the pre-conversion Class B Common Stock, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) one year after the completion of a Business Combination, subject to certain exceptions or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

If the Third Charter Amendment Proposal is approved and the Third Charter Amendment is implemented, we expect the Company will remain a reporting company under the Exchange Act and we expect that its common stock and units will remain publicly traded. The Company will then continue to work to consummate a business combination.

There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

Q:	How many votes do I have at the Special Meeting?

A:

Our stockholders are entitled to one vote on each Proposal at the Special Meeting for each share of the Company’s common stock held of record as of February 10, 2023, the record date for the Special Meeting.

As of the close of business on the record date, there were 30,000,000 outstanding shares of our common stock.

Q:	What constitutes a quorum at the Special Meeting?

A:

A quorum will be present at the Special Meeting if a majority of the voting power of all outstanding shares of our common stock outstanding and entitled to vote at the Special Meeting is represented at the meeting virtually or represented by proxy. In the absence of a quorum, the chairman of the Special Meeting may adjourn the Special Meeting. As of the record date for the Special Meeting, the presence by virtual attendance or by proxy of 15,000,001 shares of our common stock is required to achieve a quorum.

Q:	Why is the Company proposing the First Charter Amendment Proposal?

A:

The Charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before March 7, 2023. As we explain below, the Company may not be able to complete a business combination by that date.

While the Company has entered into the Letter of Intent with Avila Energy in respect of the Business Combination, our Board currently believes that there may not be sufficient time before the Current Termination Date to enter into a definitive agreement and hold a Special Meeting at which to hold a vote for stockholder approval of the Business Combination. Accordingly, our Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Termination Date or the applicable Additional Extended Termination Date.

Q:	Why should I vote for the First Charter Amendment Proposal?

A:

The Company’s Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Company’s Board is proposing the First Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date or the applicable Additional Extended Termination Date, which will also allow for the Election to go forth. The Extension would give the Company the opportunity to complete the Business Combination.

Q:	Why is the Company proposing the Second Charter Amendment Proposal?

A:

The proposed Second Charter Amendment would amend our existing charter to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act)65 of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation

Our Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in connection with the effectiveness of the First Charter Amendment, irrespective of whether such redemptions would exceed the Redemption Limitation.

Q:	Why should I vote for the Second Charter Amendment Proposal?

A:

If the First Charter Amendment Proposal is approved but the Second Charter Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event we are unable to process the requested redemptions as a result of the above, we will not be able to implement the First Charter Amendment.

Q:	Why is the Company proposing the Third Charter Amendment Proposal?

A:

The purpose of the Third Charter Amendment is to allow the Company to convert Class B Common Stock at any point in time prior to the business combination. Together with the First Charter Amendment Proposal and the Second Charter Amendment Proposal, this additional proposal will give the Company further flexibility to retain stockholders and meet continued listing requirements of the New York Stock Exchange (the “NYSE”) in the event an Extension is approved.

Q:	Why should I vote for the Third Charter Amendment Proposal?

A:

The NYSE may delist our securities from trading on its exchange following stockholder redemptions in connection with approval of the First Charter Amendment Proposal and the Second Charter Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. By allowing holders of shares our Class B Common Stock to convert such shares to Class A Common Stock, we will have greater flexibility to maintain the NYSE’s continued listing requirements.

Q:	Why should I vote for the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.

Q:	How do the Company’s insiders intend to vote their shares?

A:

The Sponsor and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendments.

The Sponsor and the Company’s directors, executive officers and their respective affiliates are not entitled to redeem their Class B Common Stock. With respect to shares purchased on the open market by the Sponsor or the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Sponsor and the Company’s directors, executive officers and certain other stockholders beneficially owned and were entitled to vote 6,000,000 shares of Class B Common Stock, representing 20% of the Company’s issued and outstanding common stock. The Sponsor and the Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of the record date.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.21 per share, based on the amounts held in the trust account as of

January 30, 2023)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of the Company’s common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(l) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension proposal.

Q:	How are the Company’s insiders’ interests in the Charter Amendments different from those of the Public Stockholders?

A:

Our Sponsor and our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the Charter. If the Charter Amendments are approved, the Company will have more time and flexibility to obtain stockholder approval for the Business Combination and the insiders, including our Sponsor and our directors and officers, are less likely to lose their investment in the Company.

Q:	What vote is required to adopt the proposals?

A:

Approval of the First Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. Approval of the Second Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. Approval of the Third Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of at least a majority of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. Approval of the Adjournment Proposal will require the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class.

Q:	What if I don’t want to vote for the Charter Amendments?

A:

If you do not want the Charter Amendments to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendments are approved, and the Extension is implemented, some trust assets will be liquidated and will be withdrawn from the trust account and paid to the redeeming Public Stockholders. Broker non-votes, abstentions or the failure to vote on the Charter Amendments will have the same effect as votes “AGAINST” the Charter Amendments.

Q:	What happens if the First Charter Amendment is not approved?

A:

If the First Charter Amendment is not approved at the Special Meeting or at any adjournment or postponement thereof and we have not consummated a business combination by March 7, 2023, we will terminate the Letter of Intent and, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Class B Holders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their Class B Common Stock and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A Common Stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	What happens if the Second Charter Amendment is not approved?

A:

If the First Charter Amendment Proposal is approved but the Second Charter Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Second Charter Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals. If the Second Charter Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the First Charter Amendment or the Second Charter Amendment and we will not redeem any public shares in the Optional Redemption. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Current Termination Date.

Q:	What happens if the Third Charter Amendment is not approved?

A:

If the Third Charter Amendment is not approved, we will not amend our Charter to provide for the ability of holders of shares of our Class B Common Stock to convert such shares to Class A Common Stock at the holder’s election. Instead, the shares of Class B Common Stock would only become convertible upon consummation of the Business Combination. In the event the First Charter Amendment Proposal and the Second Charter Amendment Proposal are approved and stockholder redemptions are processed in connection with such approvals, we may be deemed by the NYSE to be out of compliance with its continued listing requirements, and the NYSE may delist our securities. If the NYSE delists our securities, we may have greater difficulty in completing a Business Combination.

Q:	If all of the Charter Amendments are approved, what happens next?

A:

If all of the Charter Amendments are approved at the Special Meeting or any adjournment or postponement thereof, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to enter into a definitive agreement and obtain approval for the Business Combination at a Special Meeting of its stockholders prior to the Extended Termination Date or the applicable Additional Extended Termination Date. Additionally, if the Charter Amendment Proposals are approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date or the applicable Additional Extended Termination Date.

Public Stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account regardless as to whether or how such Public Stockholders vote with respect to any of the Charter Amendments. If the Charter Amendments are approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Business Combination is submitted to the stockholders. The removal from the trust account of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares in connection with the Election will reduce the amount held in the trust account and increase the percentage interest of the Company’s common stock held by the Class B Holders through their shares of Class B Common Stock.

If the First Charter Amendment is approved but the Company does not complete a business combination by the Extended Termination Date or the applicable Additional Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Class B Holders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their shares of Class B Common Stock and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A Common Stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe.

In the event the Third Charter Amendment is approved and implemented, upon conversion of any shares of Class B Common Stock to Class A Common Stock, such Class A Common Stock converted from the Class B Common Stock shall not be entitled to receive funds from the trust account through redemptions or otherwise. Additionally, the as-converted Class A Stock Common Stock will be subject to all of the restrictions applicable to the pre-conversion Class B Common Stock, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) one year after the completion of a Business Combination, subject to certain exceptions or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	Would I still be able to exercise my redemption rights if I don’t vote or I vote against the proposals?

A:

You are not required to vote in order to redeem your shares of the Company’s common stock. If you do vote, you may exercise your redemption rights regardless of whether you vote your shares of the Company’s common stock for or against any of the Charter Amendments. As a result, the proposals can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of The New York Stock Exchange.

Unless you elect to redeem all of your shares in connection with the Special Meeting, you will be able to vote on the Business Combination if and when it is submitted to stockholders. If you do not elect to redeem all of your shares in connection with the Special Meeting, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Charter.

Q:	How do I exercise my redemption rights?

A:

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days before the Special Meeting), you must (x) submit a written request, which includes the name of the beneficial owner of the shares to be redeemed, to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through the Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendments. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:	What are the federal income tax consequences of exercising my redemption rights?

A:

See the risk factor titled “A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in the Optional Redemption, or in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption” below and the Section titled “Certain Material U.S. Federal Income Tax Considerations” below.

Q:	If I am a Company warrant holder, can I exercise redemption rights with respect to my warrants?

A:	No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), we will, on or prior to the 24 month anniversary of the closing of the Company’s IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation, As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

Q:	If I am a Company unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendments will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:

If you were a holder of record of our common stock on February 10, 2023, the record date for the Special Meeting, you may vote with respect to the proposals online during the Special Meeting or any adjournment thereof by accessing [●], or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided to you by your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to participate in the virtual Special Meeting and vote online during the Special Meeting, obtain a legal proxy from your broker, bank or other nominee and email a copy (a legible photograph is sufficient) of your legal proxy to INAQ@info.morrowsodali.com..

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:

At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendments. Additionally, if you abstain from voting or fail to vote at the Special Meeting, you may still exercise your redemption rights (as described above).

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” the proposals described herein.

Q:	If I am not going to participate in the virtual Special Meeting, should I return my proxy card instead?

A:

Yes. Whether you plan to participate in the virtual Special Meeting or not, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote by sending a later-dated, signed proxy card to our transfer agent at the address listed under “Who can help answer my questions?” below so that it is received by the transfer agent prior to the Special Meeting, or participate in the virtual Special Meeting and vote online during the Special Meeting. You also may revoke your proxy by sending a notice of revocation to Morrow Sodali (“Morrow”) at INAQ@info.morrowsodali.com, which must be received prior to the Special Meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in accordance with the instructions set forth on the enclosed proxy card in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali a fee of $30,000 plus costs and expenses, which fee also includes Morrow Sodali acting as the inspector of elections at the Special Meeting. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Insight Acquisition Corp.

333 East 91st Street

New York, NY 10128

Tel: (917) 374-2922

You may also contact our proxy solicitor at:

Morrow Sodali LLC

470 West Avenue

Stamford CT 06902

Call: (800) 662-5200 toll-free

or (203) 658-9400

Email: INAQ@info.morrowsodali.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the Special Meeting. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the Special Meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 16, 2022, August 15, 2022, and November 14, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Termination Date or the applicable Additional Extended Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the First Charter Amendment Proposal and the Second Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Public Stockholders that do not elect to redeem their public shares may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to Public Stockholders who elect to redeem their public shares.

If the Charter Amendment Proposals are approved and the Charter Amendments are effected, Public Stockholders who elect to redeem their public shares will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding public shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses and any taxes determined to be payable subsequent to the Optional Redemption (including potentially the 1% U.S. federal excise tax discussed below) . Such dissolution expenses and taxes would be taken into account when calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, which, if the Charter Amendment Proposals are approved and the Charter Amendments are effected, may result in a per-share price paid to the remaining Public Stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to Public Stockholders who elect to redeem their public shares.

In the event the Charter Amendment Proposals are approved and the Charter Amendments are effected, the ability of our Public Stockholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A Common Stock. As a result, you may be unable to sell Class A Common Stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders who elect to redeem their public shares.

The NYSE may delist our securities from trading on its exchange following stockholder redemptions in connection with approval of the Charter Amendment Proposals, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Common Stock and units are listed on the NYSE. After the Special Meeting, we may be required to demonstrate compliance with the NYSE’s continued listing requirements in order to maintain the listing of our securities on the NYSE. The NYSE would normally give consideration to the prompt initiation of suspension and delisting procedures with respect to a security of an issuer when:

•

its average aggregate global market capitalization is below $50,000,000 or the average aggregate global market capitalization attributable to publicly held shares is below $40,000,000, in each case over 30 consecutive trading days (not including shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more of such issuer’s outstanding shares);

•

the total number of Public Stockholders is less than 300 (including beneficial holders in addition to holders of record, but excluding directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares);

•

the number of total stockholders is less than 1,200 (including beneficial holders in addition to holders of record) and the average monthly trading volume is less than 100,000 shares for the most recent 12 months; or

•

the number of publicly-held shares is less than 600,000, provided that if the unit of trading is less than 100 shares this requirement is reduced proportionately (excluding shares held by directors, officers or their immediate family members and other concentrated holders of 10% or more such issuer’s outstanding shares).

Additionally, we expect that if our Class A Common Stock fails to meet the NYSE’s continued listing requirements, our units will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock or units or will be able to meet any of the NYSE’s continued listing requirements following the Special Meeting and any related stockholder redemptions of our Class A Common Stock. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange. On January 25, 2023, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of warrants to purchase Class A Common Stock (the “Warrants”) of Insight Acquisition Corp. as a result of the Warrants’ failure to meet the NYSE’s continued listing standards. The Company’s Class A Common Stock remains listed on the NYSE under the symbol “INAQ,” and its units remain listed on the NYSE under the symbol “INAQ.U”.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company. To avoid that result, if the First Charter Amendment is approved such that the Extension is implemented, on or shortly prior to the 24-month anniversary of the closing of the Company’s IPO, we will liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the closing of the Company’s IPO. Such SPAC would then be required to complete its initial business combination no later than 24 months after the closing of the Company’s IPO.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the of the closing of the Company’s IPO or that does not consummate its initial business combination within 24 months after such date. We have not yet entered into a definitive business combination agreement, and we can provide no assurances that we can consummate our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), we will, on or shortly prior to the 24 month anniversary of the e closing of the Company’s IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the closing of the Company’s IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in the Optional Redemption, or in connection with a business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption.

Pursuant to the Inflation Reduction Act of 2022 (the “IRA”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations and their “Specified Affiliates” as the term is defined in the Notice (as defined below). The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the “fair market value”, within the meaning of these rules, of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the “fair market value” of certain new stock issuances against the “fair market value” of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. The Treasury Department and the Internal Revenue Service (the “IRS”) have recently issued Notice 2023-2, indicating the intention to propose regulations on the excise tax and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, distributions in qualifying complete liquidations are exempt from the excise tax. In addition, the Notice provides that no distribution in a taxable year by a corporation that completely liquidates in a qualifying liquidation during such taxable year is subject to the excise tax.

As described in the section below entitled “Special Meeting of the Company Stockholders — Redemption Rights”, if the Charter Amendments are approved, our public stockholders will have the right to require us to redeem their public shares in the Optional Redemption. The excise tax may apply to the Optional Redemption and any other repurchase of our shares (including repurchases in connection with a business combination and/or our liquidation). The extent to which we would be subject to the excise tax in a taxable year would depend on a number of factors, including: (i) the “fair market value” of the redemptions and repurchases during such taxable year, (ii) the nature and amount of any “PIPE” or other equity issuances during such taxable year (including in connection with a business combination), (iii) if we liquidate in such taxable year and whether the liquidation qualifies for exemption, (iv) the structuring of any business combination, and (v) the content of any proposed or final regulations and other guidance from the Treasury Department or the IRS. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. If we liquidate, it is not clear that our liquidation will qualify for exemption from the excise tax under the Notice because it will depend on the particular facts and circumstances of the liquidation. Any excise tax payable by us may cause a reduction in the cash available to us to complete a business combination, could affect our ability to complete a business combination, and may cause a reduction in amounts available for redemptions.

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting of stockholders to be held on [●], 2023, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about [●], 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to stockholders or implement the Charter Amendments.

Date, Time and Place of Special Meeting

The Special Meeting will be held exclusively via a live webcast at [●], on [●], 2023, at [●] Eastern Time. To participate in the virtual meeting, an INAQ stockholder of record will need the 16-digit control number included on your proxy card or instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee. The Special Meeting webcast will begin promptly at [●] Eastern Time. INAQ stockholders are encouraged to access the Special Meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on February 10, 2023, which is the record date for the Special Meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 30,000,000 shares of the Company’s common stock outstanding, of which 24,000,000 are public shares and 6,000,000 are shares held by our Sponsor, independent directors and certain other stockholders.

Quorum and Required Vote for Proposal for the Special Meeting

A quorum of INAQ’s stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if holders of a majority in voting power of INAQ common stock issued and outstanding and entitled to vote at the Special Meeting is present in person virtually or represented by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum at the Special Meeting.

The approval of the First Charter Amendment requires the affirmative vote (virtually or by proxy) of holders of at least 65% of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or virtually at the Special Meeting, as well as an abstention from voting, or a broker non-vote with regard to the First Charter Amendment, will each have the same effect as a vote “AGAINST” the First Charter Amendment.

The approval of the Second Charter Amendment requires the affirmative vote (virtually or by proxy) of holders of at least 65% of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or virtually at the Special Meeting, as well as an abstention from voting, or a broker non-vote with regard to the Second Charter Amendment, will each have the same effect as a vote “AGAINST” the Second Charter Amendment.

The approval of the Third Charter Amendment requires the affirmative vote (virtually or by proxy) of at least a majority of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or virtually at the Special Meeting, as well as an abstention from voting, or a broker non-vote with regard to the Third Charter Amendment, will each have the same effect as a vote “AGAINST” the Third Charter Amendment.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.21 per share, minus taxes payable, based on the amounts held in the trust account as of January 30, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of the Company’s common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(l) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension proposal.

Recommendation to the Company Stockholders

Our Board believes that the Charter Amendments to be presented at the Special Meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposal presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendments. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendments.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

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You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed postage-paid envelope. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board recommends voting “FOR” each of the Charter Amendments.

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You can participate in the virtual Special Meeting and vote during the Special Meeting even if you have previously voted by submitting a proxy as described above. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Morrow in writing at INAQ@info.morrowsodali.com, before the Special Meeting that you have revoked your proxy; or

•	you may participate in the virtual Special Meeting, revoke your proxy, and vote during the Special Meeting, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The Special Meeting has been called only to consider the approval of the Charter Amendments. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow Sodali, our proxy solicitor, at (800) 662-5200. Banks and Brokerage Firms may call collect at: (203) 658-9400.

Redemption Rights

Pursuant to our currently existing charter, our Public Stockholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendments, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (if the redemption of public shares in connection therewith would not cause the Company to have net tangible assets of less than $5,000,001) if the Second Charter Amendment is not approved.

If your redemption request is properly made and the applicable Charter Amendments are approved, the redeemed shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the trust account of approximately $245,071,044.42 on January 30, 2023, the estimated per share redemption price would have been approximately $10.21, subject to withdrawals for any taxes payable.

In order to exercise your redemption rights, you must:

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submit a request in writing prior to 5:00 p.m., Eastern Time, on [●], 2023 (two business days before the Special Meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com; and

•

deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in “street name” will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendments. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the First Charter Amendment is not approved and we do not consummate an initial business combination by March 7, 2023 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the Public Stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

THE FIRST CHARTER AMENDMENT PROPOSAL

The proposed First Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months, from March 7, 2023 (the “Current Termination Date”) to June 7, 2023 (the “Extended Termination Date”) and thereafter, at the discretion of the board of directors of the Company (the “Board”) and without a vote of the stockholders, up to six (6) times for an additional one month each time, for a total of up to six additional months to December 7, 2023 (each, an “Additional Extended Termination Date”). The complete text of the proposed amendment is attached to this proxy statement as Annex A, and paragraphs five, seven and ten contain the amendments related to the Extension. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved by stockholders, our Board retains the discretionary authority not to file the Certificate of Amendment implementing the First Charter Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its stockholders.

Reasons for the Proposed First Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from March 7, 2023 to the Extended Termination Date or the applicable Additional Extended Termination Date.

The First Charter Amendment is essential to allowing the Company more time to consummate the Business Combination. Approval of the First Charter Amendment is a condition to the implementation of the Extension.

If the First Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date or the applicable Additional Extended Termination Date.

If the First Charter Amendment Proposal is not approved and we have not consummated a business combination by March 7, 2023, we will cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable (including estimated taxes) and up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Vote Required for Approval

Approval of the First Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of the holders of at least 65% of shares of INAQ common stock outstanding as of the Record Date, voting together as a single class. Broker non-votes, abstentions or the failure to vote on the First Charter Amendment will have the same effect as a vote “AGAINST” the First Charter Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE FIRST CHARTER AMENDMENT.

THE SECOND CHARTER AMENDMENT PROPOSAL

The proposed Second Charter Amendment would amend our existing charter to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation. The complete text of the proposed amendment is attached to this proxy statement as Annex A, and paragraphs six, eight, nine and ten cover the amendments related to the removal of the Redemption Limitation. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved by stockholders, our Board retains the discretionary authority not to file the Certificate of Amendment implementing the Second Charter Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its stockholders.

Reasons for the Proposed Second Charter Amendment

Our Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in connection with the effectiveness of the First Charter Amendment, irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Second Charter Amendment Proposal is approved, we plan to promptly file the amendment with the Secretary of State of the State of Delaware pursuant to paragraphs eight, nine, ten and eleven of the Certificate of Amendment in the form set forth in Annex A of this proxy statement and, assuming the First Charter Amendment Proposal is approved and the First Charter Amendment is effected, redeem public shares in the Optional Redemption, irrespective of whether such redemptions exceed the Redemption Limitation. However, we may decide to abandon the Second Charter Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Second Charter Amendment with the Secretary of State of the State of Delaware. Assuming the First Charter Amendment Proposal is approved, if we abandon the Second Charter Amendment, Public Stockholders will not have their public shares redeemed in the Optional Redemption if the Redemption Limitation is exceeded.

If the First Charter Amendment Proposal is approved but the Second Charter Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Second Charter Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals. If the Second Charter Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the First Charter Amendment or the Second Charter Amendment and we will not redeem any public shares in the Optional Redemption. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Current Termination Date.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon is required to approve the Second Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Second Charter Amendment will have the same effect as a vote “AGAINST” the Second Charter Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE SECOND CHARTER AMENDMENT.

THE THIRD CHARTER AMENDMENT PROPOSAL

The proposed Third Charter Amendment would amend the Charter to allow the Company to convert Class B Common Stock to Class A Common Stock for a one-for-one basis at any point prior to the business combination at the option of the holder. The complete text of the proposed amendment is attached to this proxy statement as Annex A, and paragraph four contains the amendment related to the optional conversion. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved by stockholders, our Board retains the discretionary authority not to file the Certificate of Amendment implementing the Third Charter Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its stockholders.

Reasons for the Proposed Third Charter Amendment

The Charter provides that the Class B Common Stock shall automatically become convertible into Class A Common Stock on a one-for-one bases upon the consummation of a business combination. The purpose of the Third Charter Amendment is to allow the Class B Holders to convert their shares of Class B Common Stock at any point in time prior to the business combination. Together with the First Charter Amendment Proposal and the Second Charter Amendment Proposal, this additional proposal will give the Company further flexibility to retain stockholders and meet NYSE continued listing requirements in the event an Extension is approved.

Vote Required for Approval

The affirmative vote of holders of at least a majority of the outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon is required to approve the Second Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Third Charter Amendment will have the same effect as a vote “AGAINST” the Third Charter Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE THIRD CHARTER AMENDMENT.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of INAQ common stock at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

General

We are a blank check company formed as a Delaware corporation on April 20, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into the Business Combination Agreement, we have focused on target businesses in the financial technology, enterprise software and consumer technology industries. Our sponsor is Insight Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”).

Pursuant to the IPO, on September 7, 2021, the Company sold 24,000,000 units, including the exercise of the underwriters’ option to purchase 4,500,000 additional units, at $10.00 per unit. Each unit consists of one share of Class A Common Stock, and one-fourth of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment. Simultaneously with the closing of the IPO, the Company consummated the private placement of 7,500,000 private placement warrants to the Sponsor and 1,200,000 private placement warrants to Cantor Fitzgerald & Co. and Odeon Group LLC (together, the “Private Placement Warrants”), at a price of $1.00 per warrant, generating proceeds of $8.7 million. Each whole private placement warrant is exercisable for one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment. A portion of the proceeds from the sale of the private placement warrants was added to the proceeds from the IPO held in the trust account. If the Company does not complete a business combination within the prescribed timeframe, the private placement warrants will expire worthless. The private placement warrants will be non-redeemable for cash (except in certain limited circumstances) and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

The Sponsor and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their private placement warrants until 30 days after the completion of the initial business combination.

The net proceeds of our initial public offering deposited into the trust account remain on deposit in the trust account earning interest. As of January 30, 2023, there was approximately $245,071,044.42, held in the trust account.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effect such business combination using cash held in our trust account (after any redemptions) and any additional funding that we may secure in connection with the Business Combination. While we signed a non-binding letter of intent with Avila Energy Corporation on January 26, 2023, our Board currently believes that there will not be sufficient time to complete a business combination by March 7, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of certain material U.S. federal income tax considerations for stockholders of our public shares that elect to redeem all or a portion of their public shares for cash pursuant to an exercise of redemption rights described in this proxy statement. This section applies only to stockholders that hold public shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code (defined below)) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their stockholders

•	the Sponsor or our directors and officers; or

•	Non-U.S. Holders (as defined below, and except as otherwise discussed below).

The discussion below is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address any aspect of other U.S. federal tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes or other pass-through entity) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. If the redemption qualifies as a sale of Class A common stock under the tests described below, the tax consequences to the U.S. Holder will be the same as described under “U.S. Federal Income Tax Consideration to U.S. Holders-Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale below. If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a corporate distribution, the tax consequences of which are described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. A redemption of a U.S. Holder’s stock will be substantially disproportionate with respect to the U.S. Holder if the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock is, among other requirements, less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

A U.S. Holder is urged to consult its tax advisors as to the tax consequences of a redemption, including the application of the constructive ownership rules described above

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Class A common stock is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions (other than certain distributions of our stock or rights to acquire our stock) to U.S. Holders will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.”

Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at preferential long-term capital gain rates. It is unclear whether the redemption rights with respect to the Class A common stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

A Non-U.S. Holder is urged to consult its tax advisors as to the tax consequences of a redemption, including the application of the constructive ownership rules described above.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale, taxable exchange, or other taxable disposition of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if an applicable income tax treaty so requires, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale, taxable exchange, or other taxable disposition, of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we (or an applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if an applicable income tax treaty so requires, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder) generally will not be subject to the 30% United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

It may not be certain at the time we redeem Class A common stock of a Non-U.S. Holder whether such redemption will be treated as a sale of shares or a distribution (and whether and to what extent a distribution may constitute a dividend). The determination also will depend in part on a Non-U.S. Holder’s particular circumstances. We or the applicable withholding agent therefore may not be able to determine whether (and to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes and thus may withhold tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty provided the Non-U.S. Holder complies with certain certification and disclosure requirements) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s Class A common stock, unless (i) we or the applicable withholding agent have established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (ii) such Non-U.S. Holders certify that they meet the requirements of any such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section titled “ Redemption of Class A common stock”). However, there can be no assurance that we or any applicable withholding agent will establish such special certification procedures. To the extent, if any, we or an applicable withholding agent withhold an amount in excess of a Non-U.S. Holder’s U.S. federal income tax liability on the amount of consideration paid in redemption of such Non-U.S. Holder’s Class A common stock, the Non-U.S. Holder may be able to obtain a refund of such excess amount by timely filing an appropriate claim for refund with the IRS.

Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of dividends and proceeds from the sale of our securities to non-U.S. Holders that are not exempt recipients. We must report annually to the IRS and to each such holder the amount of dividends or other distributions we pay to such non-U.S. Holder on our shares of Class A common stock and the amount of tax withheld with respect to those distributions, regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which the non-U.S. Holder resides pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The gross amount of dividends and proceeds from the disposition of our Class A common stock or warrants paid to a holder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury regulations generally will be subject to backup withholding at the applicable rate.

Information reporting and backup withholding are generally not required with respect to the amount of any proceeds from the sale by a non-U.S. Holder of Class A common stock or warrants outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if a non-U.S. Holder sells Class A common stock or warrants through a U.S. broker or the U.S. office of a foreign broker, the broker will generally be required to report to the IRS the amount of proceeds paid to such holder, unless the non-U.S. Holder provides appropriate certification (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable) to the broker of its status as a non-U.S. Holder or such non-U.S. Holder is an exempt recipient. In addition, for information reporting purposes, certain non-U.S. brokers with certain relationships with the United States will be treated in a manner similar to U.S. brokers.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a non-U.S. Holder will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

All non-U.S. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposals.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of February 10, 2023 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers, directors and director nominees; and

•	all our executive officers, directors and director nominees as a group.

As of the record date, there were a total of 24,000,000 shares of our Class A common stock and 6,000,000 shares of our Class B common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock(1)		Approximate Percentage of Outstanding Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Insight Acquisition Sponsor LLC(2)	—	—	4,650,000	77.5%	15.5%
Michael Singer(2)	—	—	4,650,000	77.5%	15.5%
Jeffrey Gary(2)	—	—	4,650,000	77.5%	15.5%
David Brosgol(3)	—	—	—	—	—
Victor Pascucci, III(3)	—	—	—	—	—
William Ullman(3)	—	—	—	—	—
Other 5% Beneficial Owners
LMR Partners(4)	2,376,000	9.9%	150,000	2.5%	8.4%
Peak6(5)	2,375,700	9.9%	150,000	2.5%	8.4%
Polar Asset(6)	2,376,000	9.9%	150,000	2.5%	8.4%
Atalya(7)	2,376,000	9.9%	150,000	2.5%	8.4%
All executive officers and directors as a group (five individuals)			4,650,000	77.5%	15.5%

(1)	Unless otherwise noted, the business address of each of the following is 333 East 91st Street, New York, New York 10128.
(2)

Insight Acquisition Sponsor LLC is the record holder of the shares reported herein. Each of our officers and directors are among the members of Insight Acquisition Sponsor LLC. Michael Singer and Jeffrey Gary are the managing members of Insight Acquisition Sponsor LLC. Each of Mr. Singer and Mr. Gary has voting and investment discretion with respect to the common stock held of record by Insight Acquisition Sponsor LLC. Each of our officers and directors other than Mr. Singer and Mr. Gary disclaims any beneficial ownership of any shares held by Insight Acquisition Sponsor LLC.

(3)	Does not include any shares held by our sponsor. This individual is a member of our sponsor, as described in footnote 2.
(4)

Based solely upon the Schedule 13G/A filed by LMR Partners LLP and certain other reporting persons filing therewith (collectively, “LMR Partners”) on February 14, 2022. The address of LMR Partners is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom.

(5)

Based solely upon the Schedule 13G filed by PEAK6 Capital Management LLC and certain other reporting persons filing therewith (collectively, “PEAK6”) on February 14, 2022. The address of PEAK6 is 141 W. Jackson Blvd, Suite 500, Chicago, Illinois 6604.

(6)

Based solely upon the Schedule 13G filed by Polar Asset Management Partners Inc. (“Polar Asset”) on February 9, 2022. The address of Polar Asset is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)

Based solely upon the Schedule 13G filed by Atalaya Capital Management LP and certain other reporting persons filing therewith (collectively, “Atalaya”) on September 9, 2021. The address of Atalaya is One Rockefeller Plaza, 32nd Floor, New York, NY 10020.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of our annual report to stockholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to stockholders or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Our stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Our stockholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Our stockholders may notify us of their requests by calling or writing us at our principal executive office at 333 East 91st Street, New York, NY 10128, or by telephone at (917) 374-2922, which must be received prior to the Special Meeting.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

We anticipate that the 2023 annual meeting of stockholders, or a Special Meeting in lieu thereof, will be held no later than December 31, 2023. Pursuant to our Bylaws, for any proposal to have been considered for inclusion in our proxy statement or form of proxy for submission at our Special Meeting of stockholders, or a Special Meeting in lieu thereof, it must have been submitted in writing and received by the Company a reasonable time before the Company begins to print and mail its annual meeting proxy materials.

Moreover, if you intend to present a proposal, or if you want to nominate one or more directors at the 2023 annual meeting, you must deliver proper notice to us no later than [●], 2023 and no earlier than [●], 2023.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

Insight Acquisition Corp.

333 91st Street

New York, NY 10128

Tel: (917) 374-2922

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford CT 06902

Call: (800) 662-5200 toll-free

or (203) 658-9400

Email: INAQ@info.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by [●], 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INSIGHT ACQUISITION CORP.

[●], 2023

Insight Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.

The name of the Corporation is “Insight Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 20, 2021 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on July 29, 2021.

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.

This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (a) at any time and from time to time at the option of the holder thereof and (b) automatically concurrently with or immediately following the closing of the Business Combination (as defined below).

5.	The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before June 7, 2023 (or, if the Board, at its discretion and without a vote of the stockholders, extends the date for up to six additional one-month periods, the date to which such deadline is extended, which shall be no later than December 7, 2023) (the “Termination Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

6.	The text of Paragraph (a) of Section 9.2 is hereby amended and restated to read in full as follows:

Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

7.	The text of Paragraph (d) of Section 9.2 is hereby amended and restated to read in full as follows:

In the event that the Corporation has not consummated an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable (including estimated taxes) and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

8.	The text of Paragraph (e) of Section 9.2 is hereby amended and restated to read in full as follows:

If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

9.	The text of Paragraph (f) of Section 9.2 is hereby amended to delete Section 9.2(f) in its entirety.

10.	The text of Section 9.7 is hereby amended and restated to read in full as follows:

If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Termination Date or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Offering Shares.

[Signature Page Follows]

IN WITNESS WHEREOF, Insight Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.

INSIGHT ACQUISITION CORP.

By:
Name:
Title:

PRELIMINARY PROX – SUBJECT TO COMPLETION

DATED FEBRUARY 6, 2023

INSIGHT ACQUISITION CORP. PROXY FOR

SPECIAL MEETING OF STOCKHOLDERS TO BE

HELD ON [•], 2023

The undersigned hereby appoints Michael Singer and Jeff Gary, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes and instructs each to represent and vote, in the manner directed below, all the shares of common stock of Insight Acquisition Corp. (the “Company”) to be held virtually on [•], 2023, at [•] Eastern Time, accessible at [    ] or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: ☒

	Proposal	For	Against	Abstain
1.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months, from March 7, 2023 (the “Current Termination Date”) to June 7, 2023 (the “Extended Termination Date”) and thereafter, at the discretion of the board of directors of the Company (the “Board”) and without a vote of the stockholders, up to six (6) times for an additional one month each time, for a total of up to six additional months to December 7, 2023 (each, an “Additional Extended Termination Date”).	☐	☐	☐

2.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.	☐	☐	☐

3.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share to convert such shares into shares of Class A Common Stock of the Company, par value $0.0001 per share, on a one-for-one basis prior to the closing of a business combination at the election of the holder	☐	☐	☐

4.	Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 and Proposal 2.	☐	☐	☐

The undersigned hereby acknowledges receipt of the accompanying notice of Special Meeting of stockholders and proxy statement.

	Date:	, 2023
Print Name of Stockholder
Signature of Stockholder or Authorized Signatory
Name of Authorized Signatory (if applicable)
Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON VIRTUALLY, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AT (212) 509-5152 OR BY MAIL TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ATTN: PROXY GROUP AT 1 STATE STREET, NEW YORK, NY 10004. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE SPECIAL MEETING VIRTUALLY.